UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
 (Class I: AFNIX)

AAM Select Income Fund
 (Class A: CPUAX)
(Class C: CPUCX)
 (Class I: CPUIX)

Annual Report
June 30, 2016

AAM/Bahl & Gaynor Income Growth Fund
AAM Select Income Fund
Each a series of Investment Managers Series Trust
Table of Contents
AAM/Bahl & Gaynor Income Growth Fund
Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
AAM Select Income Fund
Letter to Shareholders	18
Fund Performance	20
Schedule of Investments	22
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	45
Supplemental Information	46
Expense Examples	53

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2016
To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:
The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased 8.12% (2.19% net of load), 7.27%, and 8.41%, respectively for the Fund’s Fiscal Year ending June 30, 2016. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) increased 3.99%.
The Fund’s large-cap core approach seeks to provide high current income that consistently rises. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings and dividends regardless of the economic environment.
The Fund is managed by its sub-advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term priorities that are listed below in order of importance:
1.	Income Growth
2.	Downside Protection
3.	Capital Appreciation
Income Growth is the first priority of the Fund and is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding income and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current dividend yield of 2.0% or higher at the time of investment. This allows the Fund to provide an attractive absolute level of current income. Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of a disruption to the income stream, especially in times of market stress. Bahl & Gaynor will not allow a single holding to contribute more than 6.0% of the Fund’s overall income-generating capacity at any given time. Finally, the Fund endeavors to invest in companies possessing the wherewithal or exhibiting a history of growing their dividend payments over time.
The Fund seeks to provide downside protection by investing in high-quality companies and through a diversified allocation of capital to Fund investments. High-quality companies tend to be viewed by investors as safe havens in times of market turmoil. Although there is no single metric that is deterministic of quality, high-quality companies tend to have durable and defensible competitive advantages, exhibit consistent revenue and earnings growth, employ leverage judiciously and balance various forms capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases and dividends). Bahl & Gaynor believes the downside protection priority of the Fund will be achieved, in large part, by successfully implementing the Fund’s first priority, income growth. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio in an attempt to reduce volatility of returns and the risk of a permanent impairment of capital. Bahl & Gaynor will not allow a single holding to represent more than 5.0% of the Fund’s overall capital as measured by cost or market value.
Finally, although future performance cannot be guaranteed, if the Fund successfully achieves its first two priorities of Income Growth and Downside Protection, the third priority, Capital Appreciation, should follow over a full market cycle. Investors should understand that the high-quality approach employed by the Fund rarely outperforms during strong market uptrends, in markets where speculation is predominant and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the performance record in terms of the amount of risk taken to deliver said performance. Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

An enumeration of several other portfolio construction topics are listed below before a discussion of the Fund’s performance record during the Fiscal Year ensues:
•	The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions. The Fund will not invest in bond, convertible, exchange traded funds (ETF), option, preferred stock or master limited partnership (MLP) securities.
•	The Fund will typically hold between 40 and 50 companies. Currently, the Fund holds 38 companies.
•	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment.
•	The Fund intends to be fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.
In discussing recent performance of the Fund, two investment characteristics are useful in evaluating the investment environment during the examination period: yield and quality. The yield of an investment during a given time period plays a role in the price return the investment can be expected to deliver in the absence or presence of capital market volatility. Quality is either favored or abhorred by investors depending on the overall appetite for risk in a given market environment. The Fund evaluates the role these two characteristics play in investment performance by separating the S&P 500 benchmark into various yield and quality tranches, or portions, that are consistent with how Bahl & Gaynor views the Fund’s investable universe.
Insofar as the Fund seeks to invest in dividend-paying companies with a current dividend yield exceeding 2.0% at the time of investment, evaluation of the yield component of investment performance is carried out by separating the S&P 500 benchmark into non-dividend paying companies, dividend-paying companies with a yield greater than 0.0% but less than 2.0%, and companies with a yield exceeding 2.0%.
S&P 500 by Dividend Yield Tranche (7/1/2015 – 6/30/2016)
Dividend Yield Tranche	FY 2016 Total Return
2.0% or greater	+10.15%
0.0% to 2.0%	-5.60%
No Dividend	+4.00%
Source: Factset, 2016.

The table indicates the capitalization-weighted return of each yield tranche. Companies with a current dividend yield exceeding 2.0% significantly outperformed all other yield tranches during the Fiscal Year. This is primarily attributable to the premium assigned to higher-yielding companies amid elevated market volatility during the Fiscal Year. Companies with higher dividend yields are generally less volatile than the overall market because a greater percentage of total return is more certain as it is received in the form of a regular cash dividend payment. Market volatility during the Fiscal Year emanated from the Energy sector and energy-related industries during 4Q 2015 and 1Q 2016 driven by sustained low oil prices. Capital market volatility increased again following the unexpected vote by referendum for the United Kingdom to leave the European Union (also known as Brexit) several days before the close of the Fiscal Year. In both environments, higher-yielding companies consolidated their leadership ahead of lower-yielding and non-dividend constituents of the S&P 500. To the extent that the Fund invests in companies with a dividend yield in excess of 2.0% at the time of investment, the Fund’s performance was significantly aided by market dynamics supporting this yield tranche.
Bahl & Gaynor utilizes S&P’s earnings and dividend quality ranking methodology as an indicator of quality. This system ranks a company based on the stability and growth profile of its earnings and dividends over a 10-year period. Although this is by no means the only way to evaluate the quality of a company, it provides a robust ordinal system through which to rank the investable universe and evaluate the market’s preference for quality. The tables below indicate the capitalization-weighted performance of two points of quality demarcation: companies ranked B+ or better and companies ranked B or worse through S&P’s ranking methodology and companies ranked A- or better and companies ranked B+ or worse. (Note: S&P ratings range from a highest of AAA to lowest of D. Pluses or minuses after a rating indicate a minor gradation above (+) or below (-) a given rating.)

A B+ ranking indicates average earnings and dividend quality, so this division evaluates the performance of above-average-quality companies against below-average-quality companies. An additional demarcation between the B+ ranking and A ranking was added to the commentary this fiscal year to highlight the concentration of higher-quality names in the Fund.
S&P 500 by S&P Earnings & Dividend Quality (7/1/2015 – 6/30/2016)
Quality Tranche	FY 2016 Total Return
B+ or better	+5.87%
B or worse	+0.44%
Source: Factset, 2016.
S&P 500 by S&P Earnings & Dividend Quality (7/1/2015 – 6/30/2016)
Quality Tranche	FY 2016 Total Return
A- or better	+10.91%
B+ or worse	+0.25%
Source: Factset, 2016.

During the Fiscal Year, higher-quality companies significantly outperformed lower-quality companies when considering both points of demarcation. This speaks to investor attitudes toward risk for the relevant period of time. Generally, when high-quality companies outperform low-quality companies, investors are concerned about risk and willing to pay a premium for high-quality safe havens. The presence of significant market volatility during the year described in the yield tranche discussion above also justifies performance of quality tranches noted below. As the quality of a given tranche increases, the margin of outperformance becomes wider. To the extent that the Fund seeks to invest in high-quality companies, the Fund benefited from the market’s preference for high-quality companies amid market volatility. As of 6/30/2016 72% of the Fund was invested in companies ranked B+ or better and 53% of the Fund was invested in companies ranked A or better. This compares favorably to the S&P 500’s 66% weighting in companies ranked B+ or better and 37% weighting in companies ranked A or better as of the same date.
In addition to evaluating performance in terms of yield profile and quality, it is also useful to evaluate performance-based sector allocation and individual company selection effects. In terms of sector-specific and company-specific performance, the two tables below indicate the contribution to performance of various GICS2 sectors and the contribution to (or detraction from) performance of individual Fund holdings during the Fiscal Year.

FY 2016 Income Growth Top Contributors / Detractors	FY 2016 Income Growth Sector Contribution
Top Contributors
WEC Energy Group (WEC)	1. Financials
Paychex (PAYX)	2. Health Care
Ventas (VTR)	3. Consumer Staples
NextEra Energy (NEE)	4. Utilities
Kimberly-Clark (KMB)	5. Information Technology
6. Industrials
Top Detractors	7. Consumer Discretionary
Williams Companies (WMB)[1]	8. Materials
Chevron (CVX)[1]	9. Telecommunications
LyondellBasell (LYB)	10. Energy
Kinder Morgan (KMI)[1]
Emerson Electric (EMR)[1]
Source: Bahl & Gaynor, 2016.	Note: Figures relative to the S&P 500 index. Source: Bahl & Gaynor, 2016.
1	Holding was eliminated from the Fund during the Fiscal Year.

Company selection within the Financial sector was the greatest contributor to performance during the Fiscal Year, somewhat offset by an overweight sector allocation. Due to capital market volatility experienced during much of the fiscal year, several of the Fund’s real estate investment trust (REIT) holdings contributed the most to relative performance. These holdings (listed in order of contribution along with each security’s total return for the Fiscal Year) included: Ventas (VTR) +40.96%, Crown Castle (CCI) +28.81% and Public Storage (PSA) +31.51%. All of these companies offered stable operating results and favorable downside protection characteristics during the Fiscal Year along with substantial current yields, three factors sought by investors amid capital market volatility.
Company selection in the Health Care sector was the next greatest contributor to performance during the Fiscal Year. Company selection was aided by an underweight sector allocation for the same period. Many biotechnology companies sustained significantly negative price movements during the Fiscal Year due to growth concerns and a shifting in sentiment among investors in favor of companies with proven business models and sustainable operating results. Relative performance was as much bolstered by not owning certain companies affected by this change in sentiment as it was aided by owning bellwether sector constituents that offered many of the same favorable characteristics as the REIT holdings described previously. Not owning Gilead Sciences (GILD) -27.42% was the greatest contributor to performance during the Fiscal Year, followed by owning Johnson & Johnson (JNJ) +28.17% and also avoiding Biogen (BIIB) -40.13% and Allergan (AGN) -23.85%.
Company selection in the Consumer Staples sector was the next greatest contributor to performance during the Fiscal Year. Company selection was aided by an overweight sector allocation for the same period. Many companies in this sector are viewed as traditionally defensive in nature and often attract investors in the face of uncertainty. Every holding in the Fund during the Fiscal Year registered a positive contribution to relative performance. These holdings included: Kimberly-Clark (KMB) +33.65%, Altria (MO) +46.48%, PepsiCo (PEP) +16.86%, J. M. Smucker (SJM) +18.25% [eliminated from the Fund during the Fiscal Year], Philip Morris International (PM) +32.73% and Coca-Cola (KO) +19.27%.
Although the Fund outperformed the benchmark during the Fiscal Year, there were several detractors from performance which Bahl & Gaynor believes is important to review as the Fund’s approach to these challenges is illustrative of strict adherence to Bahl & Gaynor’s investment process.
The greatest detractor from performance during the Fiscal Year was company selection in the Energy sector, compounded by a modest underweight sector allocation. Depressed oil prices during much of the Fiscal Year mounted significant pressure on many sector constituents, particularly companies with greater sensitivity to the commodity pricing environment, companies with leveraged balance sheets and companies with an ongoing need to access equity and debt capital markets in order to finance growth or continuing operations. The Fund eliminated all but two holdings in the Energy sector during the Fiscal Year. Companies eliminated from the Fund also represented the group of companies that detracted most from relative performance, including Williams Companies (WMB) -52.33%, Chevron (CVX) -26.48% and Kinder Morgan (KMI) -35.35%. Each of these companies was eliminated from the Fund for perceived risk to dividend sustainability. The two remaining holdings in the Fund at the end of the Fiscal Year, Spectra Energy (SE) +18.50% and Occidental Petroleum (OXY) +20.01%, were highly accretive to relative performance as their quality and enduring fundamental characteristics were highly valued by investors. Negative sector allocation effect due to an underweight allocation was primarily attributable to the recovery of some highly depressed constituents in-line with a recovery in oil prices. Many of these companies do not meet the fundamental characteristics and dividend growth profile the Fund requires.

An underweight sector allocation to Telecommunications was the next greatest detractor from performance during the Fiscal Year. The Fund eliminated its sole holding in this sector, Bell Canada (BCE) -1.34%, in late July, shortly after the beginning of the Fiscal Year. Although company selection was negative, as this holding underperformed the sector, the more material impact to overall Fund performance was not owning AT&T (T) +28.38% or Verizon (VZ) +25.62%. Like the Consumer Staples sector, these two constituents are viewed as traditionally defensive holdings. However, the Fund has abstained from investment because industry dynamics have not afforded either company the ability to deliver sufficiently attractive dividend growth. T and VZ have only growth their dividends at a +2.2% and +3.0% annualized rate over the past five years. These growth rates are far below the +6.0% to +8.0% annual dividend income growth the Fund seeks to provide on an ongoing basis.
Company selection in the Materials Sector was the next greatest detractor from performance during the Fiscal Year. They Fund’s sole holding in this sector, LyondellBasell (LYB) -25.29%, has been challenged in terms of share price in sympathy with many other commodity and energy-related companies. Although the environment over the past Fiscal Year has not been kind to LYB’s share price, this has not adversely affected the company’s ability and desire to return capital to shareholders. The company announced a +9.0% dividend increase toward the end of the Fiscal Year.
Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction. The Fund is managed through a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed below. Fund capital is allocated by conviction to companies that fulfill the objectives of the overall strategy: income growth, downside protection and capital appreciation – in that order. Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities cannot provide for these objectives.
AAM/Bahl & Gaynor Income Growth Fund Sector Allocation (as of 6/30/2016)
Financials	20.77%
Information Technology	17.05%
Consumer Staples	14.03%
Health Care	13.35%
Industrials	10.83%
Consumer Discretionary	6.97%
Utilities	6.89%
Energy	5.85%
Materials	1.50%
Telecommunication Services	-
Cash	2.77%
Source: Bahl & Gaynor, 2016.
AAM/Bahl & Gaynor Income Growth Fund Top 10 Holdings (as of 6/30/2016)
Paychex Inc	4.14%
3M Co	3.64%
WEC Energy Group Inc	3.48%
Microsoft Corp	3.47%
Johnson & Johnson	3.44%
NextEra Energy Inc	3.41%
Altria Group Inc	3.16%
Spectra Energy Corp	3.16%
PepsiCo Inc	3.03%
Ventas Inc	3.03%
% of Portfolio Value	33.96%
Source: Bahl & Gaynor, 2016. Top ten holdings do not include cash allocation.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below. Bahl & Gaynor would note that these top 10 holdings are diverse in terms of sector and industry exposure and reflects the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, downside protection and less volatile returns over long periods of time.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.
[1]	The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

²
The Global Industry Classification Standard (GICS) is a standardized classification system for equities developed jointly by Morgan Stanley Capital International (MSCI) and Standard & Poor’s. The GICS methodology is used by the MSCI indexes, which included domestic and international stocks, as well as by a large portion of the professional investment management community.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2016, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class A shares, Class C shares and Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.
The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	8.12%	9.62%	11.02%	07/05/12
Class C²	7.27%	8.78%	9.64%	01/31/13
Class I³	8.41%	9.95%	11.27%	07/05/12
After deducting maximum sales charge Class A¹	2.19%	7.57%	9.46%	07/05/12
Class C²	6.27%	8.78%	9.64%	01/31/13
S&P 500 Index	3.99%	11.66%	12.76%	07/05/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.
Gross and net expense ratios for Class A shares were 1.45% and 1.40%, respectively, for Class C shares were 2.20% and 2.15%, respectively, and for Class I shares were 1.20% and 1.15%, respectively, which were stated in the current prospectus dated November 1, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Class A, Class C and Class I shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited) - Continued

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2016

Number of Shares		Value

	COMMON STOCKS – 96.9%
	CONSUMER DISCRETIONARY – 6.9%
63,215	Hasbro, Inc.	$5,309,428
67,910	Home Depot, Inc.	8,671,428
90,700	Target Corp.	6,332,674
		20,313,530
	CONSUMER STAPLES – 14.0%
133,731	Altria Group, Inc.	9,222,090
180,556	Coca-Cola Co.	8,184,603
53,372	Kimberly-Clark Corp.	7,337,583
83,453	PepsiCo, Inc.	8,841,011
71,931	Philip Morris International, Inc.	7,316,821
		40,902,108
	ENERGY – 5.8%
103,785	Occidental Petroleum Corp.	7,841,995
251,620	Spectra Energy Corp.	9,216,840
		17,058,835
	FINANCIALS – 20.7%
234,115	BB&T Corp.	8,336,835
23,112	BlackRock, Inc.	7,916,553
86,195	Crown Castle International Corp. - REIT	8,742,759
135,870	JPMorgan Chase & Co.	8,442,962
48,920	PNC Financial Services Group, Inc.	3,981,599
10,380	Public Storage - REIT	2,653,024
95,935	Realty Income Corp. - REIT	6,654,052
68,280	T. Rowe Price Group, Inc.	4,982,392
121,426	Ventas, Inc. - REIT	8,842,241
		60,552,417
	HEALTH CARE – 13.3%
138,066	AbbVie, Inc.	8,547,666
82,585	Johnson & Johnson	10,017,560
47,560	Medtronic PLC[1]	4,126,781
133,742	Merck & Co., Inc.	7,704,877
241,885	Pfizer, Inc.	8,516,771
		38,913,655
	INDUSTRIALS – 10.8%
60,615	3M Co.	10,614,899
135,360	Fastenal Co.	6,008,630
228,993	General Electric Co.	7,208,700
31,177	Lockheed Martin Corp.	7,737,196
		31,569,425
	MATERIALS – 1.5%
58,638	LyondellBasell Industries N.V. - Class A1	4,363,840

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY – 17.0%
42,304	Automatic Data Processing, Inc.	$3,886,468
303,329	Cisco Systems, Inc.	8,702,509
129,744	Maxim Integrated Products, Inc.	4,630,563
197,958	Microsoft Corp.	10,129,511
202,664	Paychex, Inc.	12,058,508
78,325	QUALCOMM, Inc.	4,195,870
97,570	Texas Instruments, Inc.	6,112,761
		49,716,190
	UTILITIES – 6.9%
76,244	NextEra Energy, Inc.	9,942,218
155,578	WEC Energy Group, Inc.	10,159,243
		20,101,461
	TOTAL COMMON STOCKS (Cost $257,743,135)	283,491,461

	SHORT-TERM INVESTMENTS – 3.5%
10,124,524	Federated Treasury Obligations Fund, 0.24%[2]	10,124,524

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,124,524)	10,124,524

	TOTAL INVESTMENTS – 100.4% (Cost $267,867,659)	293,615,985
	Liabilities in Excess of Other Assets – (0.4)%	(1,079,561)

	TOTAL NET ASSETS – 100.0%	$292,536,424

REIT – Real Estate Investment Trust

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	20.7%
Technology	17.0%
Consumer Staples	14.0%
Health Care	13.3%
Industrials	10.8%
Consumer Discretionary	6.9%
Utilities	6.9%
Energy	5.8%
Materials	1.5%
Total Common Stocks	96.9%
Short-Term Investments	3.5%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016

Assets:
Investments, at value (cost $267,867,659)	$293,615,985
Receivables:
Fund shares sold	1,374,259
Dividends and interest	482,159
Prepaid expenses	34,249
Total assets	295,506,652

Liabilities:
Payables:
Investment securities purchased	2,409,542
Fund shares redeemed	176,103
Advisory fees	186,321
Shareholder servicing fees (Note 7)	47,498
Distribution fees - Class C (Note 8)	35,499
Distribution fees - Class A (Note 8)	8,357
Fund administration fees	25,689
Transfer agent fees and expenses	18,750
Auditing fees	17,511
Fund accounting fees	13,830
Custody fees	9,611
Chief Compliance Officer fees	3,729
Trustees' fees and expenses	376
Accrued other expenses	17,412
Total liabilities	2,970,228

Net Assets	$292,536,424

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$273,645,437
Accumulated net investment income	459,241
Accumulated net realized loss on investments	(7,316,580)
Net unrealized appreciation on investments	25,748,326
Net Assets	$292,536,424

Class A Shares:
Net assets applicable to shares outstanding	$41,600,887
Number of shares issued and outstanding	2,967,061
Net asset value per share[1]	$14.02
Maximum sales charge (5.50% of offering price)[2]	0.82
Maximum offering price to public	$14.84

Class C Shares:
Net assets applicable to shares outstanding	$45,800,837
Number of shares issued and outstanding	3,290,631
Net asset value per share[3]	$13.92

Class I Shares:
Net assets applicable to shares outstanding	$205,134,700
Number of shares issued and outstanding	14,593,846
Net asset value per share	$14.06

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Dividends	$6,628,001
Interest	6,907
Total investment income	6,634,908

Expenses:
Advisory fees	1,328,003
Distribution fees - Class C (Note 8)	346,621
Distribution fees - Class A (Note 8)	78,921
Fund administration fees	217,677
Shareholder servicing fees (Note 7)	163,784
Transfer agent fees and expenses	108,656
Fund accounting fees	91,952
Registration fees	58,890
Custody fees	46,628
Legal fees	19,736
Shareholder reporting fees	19,680
Auditing fees	17,506
Miscellaneous	14,736
Chief Compliance Officer fees	11,447
Trustees' fees and expenses	6,339
Insurance fees	1,426

Total expenses	2,532,002
Advisory fees and other absorbed expenses recovered	243,083
Net expenses	2,775,085
Net investment income	3,859,823

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(7,387,487)
Net change in unrealized appreciation/depreciation on investments	25,086,730
Net realized and unrealized gain on investments	17,699,243

Net Increase in Net Assets from Operations	$21,559,066

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,859,823	$1,622,314
Net realized gain (loss) on investments	(7,387,487)	1,178,550
Net change in unrealized appreciation/depreciation on investments	25,086,730	(1,995,245)
Net increase in net assets resulting from operations	21,559,066	805,619

Distributions to Shareholders:
From net investment income:
Class A	(485,186)	(358,827)
Class C	(350,547)	(159,039)
Class I	(2,361,406)	(1,091,713)
From net realized gains :
Class A	(198,607)	(44,659)
Class C	(230,933)	(36,979)
Class I	(846,015)	(104,001)
Total distributions to shareholders	(4,472,694)	(1,795,218)

Capital Transactions:
Net proceeds from shares sold:
Class A	17,928,397	19,363,529
Class C	19,917,203	21,804,252
Class I	126,016,483	116,265,631
Reinvestment of distributions:
Class A	530,812	352,531
Class C	364,757	161,904
Class I	1,690,237	786,310
Cost of shares redeemed:
Class A1	(8,896,324)	(16,149,727)
Class C2	(6,158,174)	(1,796,519)
Class I3	(38,385,638)	(13,735,874)
Net increase in net assets from capital transactions	113,007,753	127,052,037

Total increase in net assets	130,094,125	126,062,438

Net Assets:
Beginning of period	162,442,299	36,379,861
End of period	$292,536,424	$162,442,299

Accumulated net investment income	$459,241	$15,314

Capital Share Transactions:
Shares sold:
Class A	1,365,247	1,439,834
Class C	1,522,833	1,631,562
Class I	9,637,946	8,695,018
Shares reinvested:
Class A	40,761	26,252
Class C	28,216	12,033
Class I	129,273	58,228
Shares redeemed:
Class A	(687,699)	(1,233,267)
Class C	(474,388)	(133,163)
Class I	(2,954,579)	(1,022,626)
Net increase in capital share transactions	8,607,610	9,473,871

[1]	Net of redemption fee proceeds of $4,999 and $4,988, respectively.
[2]	Net of redemption fee proceeds of $962 and $1,128, respectively.
[3]	Net of redemption fee proceeds of $36,103 and $62,172, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013

Net asset value, beginning of period	$13.26		$13.15		$11.34	$10.00
Income from Investment Operations:
Net investment income[1]	0.24		0.23		0.24	0.23
Net realized and unrealized gain (loss) on investments	0.81		0.14		1.82	1.25
Total from investment operations	1.05		0.37		2.06	1.48

Less Distributions:
From net investment income	(0.20)		(0.22)		(0.21)	(0.16)
From net realized gain	(0.09)		(0.04)		(0.05)	-	[2]
Total distributions	(0.29)		(0.26)		(0.26)	(0.16)

Redemption fee proceeds[1]	-	[2]	-	[2]	0.01	0.02

Net asset value, end of period	$14.02		$13.26		$13.15	$11.34

Total return[3]	8.12%		2.82%		18.47%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,601		$29,825		$26,509	$6,542

Ratio of expenses to average net assets:
Before fees waived/recovered	1.28%		1.45%		2.98%	18.30%	[5]
After fees waived/recovered	1.40%		1.40%		1.40%	1.40%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.97%		1.65%		0.35%	(14.78)%	[5]
After fees waived/recovered	1.85%		1.70%		1.93%	2.12%	[5]

Portfolio turnover rate	27%		35%		33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Period January 31, 2013* through June 30, 2013

Net asset value, beginning of period	$13.20		$13.08		$11.30		$10.67
Income from Investment Operations:
Net investment income[1]	0.14		0.13		0.14		0.07
Net realized and unrealized gain (loss) on investments	0.80		0.15		1.82		0.60
Total from investment operations	0.94		0.28		1.96		0.67

Less Distributions:
From net investment income	(0.13)		(0.12)		(0.13)		(0.04)
From net realized gain	(0.09)		(0.04)		(0.05)		-
Total distributions	(0.22)		(0.16)		(0.18)		(0.04)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-

Net asset value, end of period	$13.92		$13.20		$13.08		$11.30

Total return[3]	7.27%		2.12%		17.51%		6.31%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,801		$29,217		$9,205		$1,221

Ratio of expenses to average net assets:
Before fees waived/recovered	2.03%		2.20%		3.73%		12.45%	[5]
After fees waived/recovered	2.15%		2.15%		2.15%		2.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.22%		0.90%		(0.40)%		(8.87)%	[5]
After fees waived/recovered	1.10%		0.95%		1.18%		1.43%	[5]

Portfolio turnover rate	27%		35%		33%		28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013

Net asset value, beginning of period	$13.29		$13.16	$11.35	$10.00
Income from Investment Operations:
Net investment income[1]	0.28		0.26	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.81		0.16	1.83	1.23
Total from investment operations	1.09		0.42	2.09	1.50

Less Distributions:
From net investment income	(0.23)		(0.26)	(0.23)	(0.15)
From net realized gain	(0.09)		(0.04)	(0.05)	-	[2]
Total distributions	(0.32)		(0.30)	(0.28)	(0.15)

Redemption fee proceeds[1]	-	[2]	0.01	-	-

Net asset value, end of period	$14.06		$13.29	$13.16	$11.35

Total return[3]	8.41%		3.26%	18.74%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$205,134		$103,401	$666	$114

Ratio of expenses to average net assets:
Before fees waived/recovered	1.03%		1.20%	2.73%	12.05%	[5]
After fees waived/recovered	1.15%		1.15%	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	2.22%		1.90%	0.60%	(8.49)%	[5]
After fees waived/recovered	2.10%		1.95%	2.18%	2.41%	[5]

Portfolio turnover rate	27%		35%	33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM Select Income Fund

Annual Shareholder Letter: June 30, 2016
We are pleased to report that the AAM Select Income Fund (the “Fund”) has completed its third year of operation and we proudly present our annual report for the year ended June 30, 2016.
The AAM Select Income Fund Class A, Class C and Class I increased 6.10% (2.95% net of load), 5.47% and 6.65% respectively for the Fund’s Fiscal Year ending June 30, 2016.  Over the same period, the Barclays Credit Bond Index1 (the “Benchmark”) returned 7.55%.

Overview:
Over the last 12 months, the Fund benefited from out-of-benchmark allocations to US treasuries and government related instruments. These allocations helped reduce the volatility of returns in the portfolio and acted as a natural hedge against volatility related to credit positions, including below investment grade securities. Yield curve positioning also contributed to performance in the portfolio. The performance relative to the Fund’s benchmark was negatively impacted by allocations to the energy related pipeline sector as well as certain subordinated bank and insurance exposures. The Fund’s positions in below-investment grade names are consistent with our view that most corporate balance sheets are stable and that corporate default rates will continue to remain muted in most sectors over the next 12 months. Our anticipation of low default rates is based on both the relatively low levels of debt maturing near term, open markets for issuers and a slow but self-sustaining growth outlook for the US economy. We have also maintained our allocation to commercial mortgage-backed securities where we see good relative value, especially in certain sub-segments of commercial real estate.

We have held a view that the US economy was in a self-sustaining recovery and that GDP would grow around 2.5%. This view was driven by strength of the consumer offset by weak business investment and drag from lower oil prices and strong US dollar. Given this domestic view, we would have expected relatively tranquil markets; however, it’s become increasingly apparent that our markets are highly correlated to events overseas. Indeed, over this period volatility spiked for a variety of reasons. These were: 1) concern around a pronounced slowdown in the growth rate of China which was punctuated by the change in the Chinese currency policy moving away from the US dollar peg; 2) commodity prices and their impact on the broader emerging markets and on the expected default rate in the US high yield market; 3) uncertainty around global central bank policy; and 4) lack of market liquidity that is exacerbating volatility.

In 2016, risk assets were virtually unchanged after a violent start to the year in the first quarter, followed by a second quarter that was somewhat of a one-way train as risk assets rallied throughout the period, with the exception of volatility related to Brexit at the end of the quarter. A result of the volatility was that strategic value was created for investors in spread markets and that a portfolio comprised of carefully underwritten bonds in a broadly-diversified portfolio could be rewarded.

Looking ahead, we continue to see the US economy on a self-sustaining footing while cognizant to the risks of this outlook posed by global developments. Consumers seem to remain stable thanks to a labor market that is approaching full employment and an improved balance sheet as high stock prices and home prices rising 5-6% buoy household wealth. Low oil prices and low rates also help to act like a tax cut and permit spending growth in the vicinity of 2.5%. At the same time, the business investment picture is a bit mixed. While the headwind of oil cap-ex cuts are mostly behind us, much of corporate America is hesitant to invest in new projects, preferring to buy back stock instead. Unlike the last few years where government spending has been a drag, purse strings at the Federal and State level have loosened, which should help support growth. Overall, our view on the US economy is similar to last year, albeit growth is a bit slower than we had hoped, tracking closer to 1.5-2.0%.

We also must recognize that while we don’t forecast a downturn, the cycle is aging, with the recovery seven years old now. Typically late in a cycle, corporate profits face some pressure from rising wage costs, which we have begun to see corporate profit growth lackluster, with labor taking a larger share of GDP and stagnant revenue. Considering a soft global economy and an aging US cycle, corporate profit growth will likely be muted. That said, the absolute level of corporate profits is still high, which combined with low rates has kept interest coverage at a very high level. Our modest growth outlook is constructive for corporate credit as investment grade companies will be able to service their debt relatively easily, and well-run high yield companies can grow into their capital structure. Growth is also not so high that companies will be feeling irrationally exuberant and making uneconomic capital investments or returning too much cash to shareholders. We see a well-diversified portfolio of closely monitored and carefully underwritten securities as being positioned for solid performance under our macro outlook.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

[1]	The Barclays Capital Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, credit risk, liquidity risk, high yield ("junk") bond risk, convertible securities risk, warrants risk, foreign investment risk, emerging market risk, currency risk, foreign sovereign risk, real estate investment trust risk, master limited partnership units risk, security lending risk, and management risk. Learn more about the principal risks of investing in the Fund.

The views in this report were those of Cutwater Investor Services Corp. under the brand Insight Investment, the Subadvisor, as of June 30, 2016, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

AAM Select Income Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays Credit Bond Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.
The Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class A¹	6.10%	5.17%	3.48%	04/19/13
Class C²	5.47%	4.42%	2.74%	04/19/13
Class I³	6.65%	5.49%	3.78%	04/19/13
After deducting maximum sales charge Class A¹	2.95%	4.09%	2.49%	04/19/13
Class C²	4.47%	4.42%	2.74%	04/19/13
Barclays Credit Bond Index	7.55%	5.26%	3.31%	04/19/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.
Gross and net expense ratios for Class A shares were 1.94% and 0.99%, respectively, for Class C shares were 2.69% and 1.74%, respectively, and for Class I shares were 1.69% and 0.74%, respectively, which were stated in the current prospectus dated November 1, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Class A, Class C and Class I shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

AAM Select Income Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited) – Continued

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES – 7.5%
$23,801	AmeriCredit Automobile Receivables Trust 2012-3 2.420%, 5/8/2018[1]	$23,822
180,000	Avis Budget Rental Car Funding AESOP LLC 2.630%, 12/20/2021[1,2]	183,222
81,224	CPS Auto Receivables Trust 1.650%, 11/15/2019[1,2]	80,792
199,000	Domino's Pizza Master Issuer LLC 3.484%, 10/25/2045[1,2]	202,148
128,000	Drive Auto Receivables Trust 2016-B 2.560%, 6/15/2020[1,2]	128,555
500,000	Flatiron CLO 2014-1 Ltd. 2.533%, 7/17/2026[1,2,3]	483,908
500,000	Goldentree Loan Opportunities V Ltd. 1.720%, 10/18/2021[1,2,3]	499,881
287,500	Jefferson Mill CLO Ltd. 1.634%, 7/20/2027[1,2,3]	287,387
104,944	Santander Drive Auto Receivables Trust 2015-4 1.200%, 12/17/2018[1]	104,957
158,987	Spirit Master Funding LLC 5.760%, 3/20/2042[1,2]	165,943
	TAL Advantage V LLC
152,000	2.830%, 2/22/2038[1,2]	145,728
46,825	1.700%, 5/20/2039[1,2]	46,283
250,000	Voya CLO 2014-2 Ltd. 2.633%, 7/17/2026[1,2,3]	245,536

	TOTAL ASSET-BACKED SECURITIES (Cost $2,599,806)	2,598,162

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.1%
195,000	BLCP Hotel Trust 1.792%, 8/15/2029[1,2,3]	189,473
400,000	Citigroup Commercial Mortgage Trust 2013-375P 3.518%, 5/10/2035[2,3]	395,785
65,000	FREMF 2015-K44 Mortgage Trust 3.684%, 1/25/2048[1,2,3]	62,676
150,000	FREMF 2015-K45 Mortgage Trust 3.591%, 4/25/2048[1,2,3]	143,074
156,000	Hilton USA Trust 2013-HLT 3.714%, 11/5/2030[2]	156,865
227,000	ML-CFC Commercial Mortgage Trust 2006-3 5.485%, 7/12/2046[1,3]	225,462
290,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV 4.290%, 10/15/2030[2,3]	295,325

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$300,000	Resource Capital Corp. 2015-CRE4 Ltd. 1.846%, 8/15/2032[1,2,3]	$295,603

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,754,477)	1,764,263

	CORPORATE BONDS – 75.1%
	COMMUNICATIONS – 12.7%
	AT&T, Inc.
210,000	4.500%, 5/15/2035[1]	214,828
350,000	4.750%, 5/15/2046[1]	358,706
450,000	Bharti Airtel International Netherlands B.V. 5.350%, 5/20/2024[2]	497,334
202,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 2/15/2026[1,2]	208,060
350,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 7/23/2022[1,2]	376,158
96,000	Discovery Communications LLC 4.900%, 3/11/2026[1]	101,805
	Frontier Communications Corp.
175,000	8.500%, 4/15/2020	185,719
43,000	11.000%, 9/15/2025[1]	44,505
250,000	Historic TW, Inc. 9.150%, 2/1/2023	336,046
200,000	Numericable-SFR S.A. 6.250%, 5/15/2024[1,2]	191,250
105,000	Qwest Corp. 7.250%, 10/15/2035[1]	105,879
16,000	T-Mobile USA, Inc. 6.000%, 4/15/2024[1]	16,560
250,000	Telefonica Europe B.V. 8.250%, 9/15/2030	357,455
64,000	Time Warner Cable, Inc. 6.550%, 5/1/2037	74,574
135,000	UPCB Finance VI Ltd. 6.875%, 1/15/2022[1,2]	140,400
	Verizon Communications, Inc.
200,000	7.750%, 12/1/2030	280,379
411,000	5.012%, 8/21/2054	434,654
131,000	4.672%, 3/15/2055	132,499
300,000	VTR Finance B.V. 6.875%, 1/15/2024[1,2]	299,094
		4,355,905

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY – 7.0%
$125,000	ADT Corp. 6.250%, 10/15/2021	$132,813
166,994	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 7/15/2020[2]	172,004
150,686	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 12/20/2021[2]	156,901
	ERAC USA Finance LLC
200,000	3.800%, 11/1/2025[1,2]	213,962
410,000	4.500%, 2/15/2045[1,2]	433,186
400,000	Ford Motor Credit Co. LLC 5.875%, 8/2/2021	458,764
24,000	McDonald's Corp. 3.700%, 1/30/2026[1]	25,931
	Newell Rubbermaid, Inc.
84,000	4.200%, 4/1/2026[1]	91,060
90,000	5.500%, 4/1/2046[1]	107,075
217,886	U.S. Airways 2013-1 Class A Pass-Through Trust 3.950%, 5/15/2027	229,869
142,000	United Airlines 2016-1 Class AA Pass-Through Trust 3.100%, 1/7/2030	144,485
250,000	United Rentals North America, Inc. 5.500%, 7/15/2025[1]	246,250
		2,412,300
	CONSUMER STAPLES – 5.8%
	Anheuser-Busch InBev Finance, Inc.
123,000	3.650%, 2/1/2026[1]	131,763
100,000	4.700%, 2/1/2036[1]	112,373
117,000	4.900%, 2/1/2046[1]	137,106
500,000	CVS Health Corp. 5.125%, 7/20/2045[1]	620,288
85,000	JBS USA LLC / JBS USA Finance, Inc. 5.750%, 6/15/2025[1,2]	79,900
395,000	Kraft Heinz Foods Co. 5.200%, 7/15/2045[1,2]	467,742
145,000	Reynolds American, Inc. 4.450%, 6/12/2025[1]	162,391
275,000	Sysco Corp. 2.600%, 10/1/2020[1]	283,954
		1,995,517

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 8.9%
$118,000	Antero Resources Corp. 5.625%, 6/1/2023[1]	$114,460
200,000	BG Energy Capital PLC 6.500%, 11/30/2072[1,3]	208,507
135,000	CITGO Petroleum Corp. 6.250%, 8/15/2022[1,2]	129,263
50,000	Columbia Pipeline Group, Inc. 4.500%, 6/1/2025[1]	53,746
320,000	Devon Energy Corp. 5.850%, 12/15/2025[1]	352,987
120,000	Ecopetrol S.A. 5.875%, 9/18/2023	123,600
100,000	Energy Transfer Partners LP 5.150%, 3/15/2045[1]	90,870
114,000	Enterprise Products Operating LLC 7.034%, 1/15/2068[1,3]	120,155
100,000	IFM U.S. Colonial Pipeline 2 LLC 6.450%, 5/1/2021[1,2]	109,960
70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	79,714
250,000	Kinder Morgan, Inc. 8.050%, 10/15/2030	274,676
150,000	Noble Holding International Ltd. 7.950%, 4/1/2045[1]	105,375
500,000	Petroleos Mexicanos 5.500%, 6/27/2044	451,775
260,000	Regency Energy Partners LP / Regency Energy Finance Corp. 6.500%, 7/15/2021[1]	268,655
325,000	Shell International Finance B.V. 4.000%, 5/10/2046	331,470
123,000	Sunoco LP / Sunoco Finance Corp. 6.250%, 4/15/2021[1,2]	122,693
125,000	Williams Partners LP / ACMP Finance Corp. 4.875%, 5/15/2023[1]	120,819
		3,058,725
	FINANCIALS – 26.9%
175,000	Allstate Corp. 6.500%, 5/15/2067[1,3]	189,000
70,000	American Financial Group, Inc. 9.875%, 6/15/2019	84,861
325,000	American International Group, Inc. 8.175%, 5/15/2058[1,3]	408,504

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	Bank of America Corp.
$170,000	5.875%, 1/5/2021	$195,019
350,000	4.100%, 7/24/2023	374,967
143,000	Bear Stearns Cos. LLC 6.400%, 10/2/2017	151,929
	Citigroup, Inc.
250,000	3.500%, 5/15/2023	255,129
400,000	5.300%, 5/6/2044	431,899
220,000	Credit Agricole S.A. 4.375%, 3/17/2025[2]	222,307
250,000	Deutsche Bank A.G. 4.296%, 5/24/2028[1,3]	218,640
239,000	GE Capital International Funding Co. 2.342%, 11/15/2020[2]	246,208
31,000	GEO Group, Inc. 6.000%, 4/15/2026[1]	31,310
	Goldman Sachs Group, Inc.
49,000	2.375%, 1/22/2018	49,659
300,000	5.950%, 1/15/2027	345,752
250,000	6.750%, 10/1/2037	308,384
250,000	Goodman Funding Pty Ltd. 6.375%, 4/15/2021[2]	292,216
395,000	HSBC Capital Funding LP 10.176%, 12/29/2049[1,2,3]	568,208
350,000	ING Bank N.V. 4.125%, 11/21/2023[1,3]	350,945
200,000	Intesa Sanpaolo S.p.A. 3.875%, 1/15/2019	205,560
	JPMorgan Chase & Co.
184,000	4.950%, 3/25/2020	203,391
208,000	7.900%, 12/29/2049[1,3]	212,160
	Liberty Mutual Group, Inc.
112,000	7.000%, 3/15/2037[1,2,3]	94,080
250,000	7.800%, 3/15/2037[2]	272,500
200,000	MetLife, Inc. 10.750%, 8/1/2069[1]	310,900
	Morgan Stanley
250,000	5.500%, 7/24/2020	280,529
400,000	4.875%, 11/1/2022	438,022
175,000	5.000%, 11/24/2025	191,588
250,000	5.450%, 7/29/2049[1,3]	240,000
194,000	Nasdaq, Inc. 3.850%, 6/30/2026[1]	197,107

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$270,000	Prudential Financial, Inc. 5.200%, 3/15/2044[1,3]	$264,735
100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	127,169
120,000	Santander UK Group Holdings PLC 2.875%, 10/16/2020	119,073
156,000	Synchrony Financial 2.600%, 1/15/2019[1]	157,707
131,000	Travelers Cos., Inc. 6.250%, 3/15/2037[1,3]	127,070
34,000	Trinity Acquisition PLC 4.400%, 3/15/2026[1]	35,500
250,000	UBS A.G. 7.625%, 8/17/2022	283,125
	Wells Fargo & Co.
350,000	4.480%, 1/16/2024	383,650
250,000	5.875%, 12/29/2049[1,3]	266,563
126,000	Welltower, Inc. 4.250%, 4/1/2026[1]	135,454
		9,270,820
	HEALTH CARE – 3.3%
270,000	Actavis Funding SCS 4.750%, 3/15/2045[1]	283,520
400,000	HCA, Inc. 5.375%, 2/1/2025	410,000
40,000	MEDNAX, Inc. 5.250%, 12/1/2023[1,2]	40,500
340,000	Medtronic, Inc. 4.625%, 3/15/2045	399,803
		1,133,823
	INDUSTRIALS – 2.6%
115,000	Case New Holland Industrial, Inc. 7.875%, 12/1/2017	123,625
60,000	CNH Industrial Capital LLC 3.875%, 7/16/2018	60,300
	General Electric Co.
84,000	5.300%, 2/11/2021	97,456
218,000	5.000%, 12/29/2049[1,3]	231,298
100,000	Heathrow Funding Ltd. 4.875%, 7/15/2023[2]	109,886

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$231,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[1,2]	$235,572
50,000	Sydney Airport Finance Co. Pty Ltd. 3.375%, 4/30/2025[1,2]	50,815
		908,952
	MATERIALS – 3.6%
380,000	BHP Billiton Finance USA Ltd. 6.750%, 10/19/2075[1,2,3]	403,750
200,000	Corp Nacional del Cobre de Chile 4.500%, 9/16/2025[2]	209,347
65,000	International Paper Co. 5.150%, 5/15/2046[1]	70,120
200,000	Solvay Finance America LLC 3.400%, 12/3/2020[1,2]	209,446
	Teck Resources Ltd.
28,000	8.000%, 6/1/2021[1,2]	28,840
159,000	5.200%, 3/1/2042[1]	104,145
200,000	Vale Overseas Ltd. 5.875%, 6/10/2021	200,250
		1,225,898
	TECHNOLOGY – 1.2%
375,000	QUALCOMM, Inc. 3.450%, 5/20/2025[1]	398,520

	UTILITIES – 3.1%
200,000	AGL Capital Corp. 5.875%, 3/15/2041[1]	244,038
170,000	Black Hills Corp. 3.950%, 1/15/2026[1]	180,395
87,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/2020[2]	100,095
112,000	Electricite de France S.A. 5.250%, 1/29/2049[1,2,3]	107,509
73,000	Exelon Corp. 3.400%, 4/15/2026[1]	76,294
262,000	NextEra Energy Capital Holdings, Inc. 7.300%, 9/1/2067[1,3]	250,210
110,000	Southern Power Co. 5.250%, 7/15/2043	120,040
		1,078,581
	TOTAL CORPORATE BONDS (Cost $25,206,048)	25,839,041

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal Amount		Value

	MUNICIPAL BONDS – 1.2%
$260,000	State of California 7.550%, 4/1/2039	$411,000

	TOTAL MUNICIPAL BONDS (Cost $369,875)	411,000

	U.S. GOVERNMENT AND AGENCIES – 6.0%
58,656	Fannie Mae Pool 6.000%, 7/1/2040	68,909
124,000	United States Treasury Bond 2.875%, 8/15/2045	139,238
	United States Treasury Note
121,000	1.375%, 1/31/2021	123,141
1,710,000	1.625%, 2/15/2026	1,729,238

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $2,026,171)	2,060,526

Number of Shares

	PREFERRED STOCKS – 0.8%
	FINANCIALS – 0.8%
2,800	CoBank ACB[1,3]	288,925

	TOTAL PREFERRED STOCKS (Cost $299,688)	288,925

	SHORT-TERM INVESTMENTS – 3.1%
1,061,164	Federated Treasury Obligations Fund, 0.24%[4]	1,061,164

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,061,164)	1,061,164

	TOTAL INVESTMENTS – 98.8% (Cost $33,317,229)	34,023,081
	Other Assets in Excess of Liabilities – 1.2%	402,633

	TOTAL NET ASSETS – 100.0%	$34,425,714

CFC – Cooperative Finance Corporation
LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $10,797,370.

[3]	Variable, floating, or step rate security.
4	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2016

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	26.9%
Communications	12.7%
Energy	8.9%
Consumer Discretionary	7.0%
Consumer Staples	5.8%
Materials	3.6%
Health Care	3.3%
Utilities	3.1%
Industrials	2.6%
Technology	1.2%
Total Corporate Bonds	75.1%
Asset-Backed Securities	7.5%
U.S. Government and Agencies	6.0%
Commercial Mortgage-Backed Securities	5.1%
Municipal Bonds	1.2%
Preferred Stocks
Financials	0.8%
Total Preferred Stocks	0.8%
Short-Term Investments	3.1%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016

Assets:
Investments, at value (cost $33,317,229)	$34,023,081
Cash	19,602
Receivables:
Fund shares sold	29,100
Dividends and interest	385,970
Due from Advisor	6,037
Prepaid expenses	21,450
Total assets	34,485,240

Liabilities:
Payables:
Fund shares redeemed	157
Shareholder servicing fees (Note 7)	8,560
Distribution fees - Class C (Note 8)	493
Distribution fees - Class A (Note 8)	284
Auditing fees	18,500
Fund accounting fees	10,817
Transfer agent fees and expenses	7,297
Fund administration fees	4,691
Custody fees	2,081
Chief Compliance Officer fees	1,220
Trustees' fees and expenses	190
Accrued other expenses	5,236
Total liabilities	59,526

Net Assets	$34,425,714

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$34,065,445
Accumulated net investment income	96,704
Accumulated net realized loss on investments	(442,287)
Net unrealized appreciation on investments	705,852
Net Assets	$34,425,714

Class A Shares:
Net assets applicable to shares outstanding	$2,074,780
Number of shares issued and outstanding	205,378
Net asset value per share[1]	$10.10
Maximum sales charge (3.00% of offering price)[2]	0.31
Maximum offering price to public	$10.41

Class C Shares:
Net assets applicable to shares outstanding	$676,168
Number of shares issued and outstanding	66,946
Net asset value per share[3]	$10.10

Class I Shares:
Net assets applicable to shares outstanding	$31,674,766
Number of shares issued and outstanding	3,131,135
Net asset value per share	$10.12

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Interest	$1,386,933
Total investment income	1,386,933

Expenses:
Advisory fees	168,752
Fund accounting fees	82,860
Fund administration fees	55,800
Transfer agent fees and expenses	50,889
Registration fees	50,018
Auditing fees	18,505
Legal fees	18,110
Custody fees	11,063
Chief Compliance Officer fees	10,286
Shareholder reporting fees	8,067
Miscellaneous	7,199
Trustees' fees and expenses	6,366
Distribution fees - Class C (Note 8)	6,084
Distribution fees - Class A (Note 8)	3,710
Shareholder servicing fees (Note 7)	1,599
Insurance fees	660

Total expenses	499,968
Advisory fees waived	(168,752)
Other expenses absorbed	(71,855)
Net expenses	259,361
Net investment income	1,127,572

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(134,111)
Net change in unrealized appreciation/depreciation on investments	967,890
Net realized and unrealized gain on investments	833,779

Net Increase in Net Assets from Operations	$1,961,351

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2016	June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,127,572	$852,293
Net realized loss on investments	(134,111)	(1,949)
Net change in unrealized appreciation/depreciation on investments	967,890	(557,163)
Net increase in net assets resulting from operations	1,961,351	293,181

Distributions to Shareholders:
From net investment income:
Class A	(46,201)	(2,572)
Class C	(13,412)	(1,052)
Class I	(986,704)	(951,166)
Total distributions to shareholders	(1,046,317)	(954,790)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,763,806	973,142
Class C	518,111	297,856
Class I	5,437,523	4,213,599
Reinvestment of distributions:
Class A	39,855	2,307
Class C	9,983	523
Class I	981,340	950,568
Cost of shares redeemed:
Class A	(1,729,118)	(8,022)
Class C	(159,426)	-
Class I1	(6,235,835)	(4,839)
Net increase in net assets from capital transactions	1,626,239	6,425,134

Total increase in net assets	2,541,273	5,763,525

Net Assets:
Beginning of period	31,884,441	26,120,916
End of period	$34,425,714	$31,884,441

Accumulated net investment income	$96,704	$1,921

Capital Share Transactions:
Shares sold:
Class A	279,519	98,878
Class C	52,683	29,924
Class I	554,138	426,176
Shares reinvested:
Class A	4,096	232
Class C	1,027	53
Class I	100,823	95,108
Shares redeemed:
Class A	(180,589)	(810)
Class C	(16,792)	-
Class I	(646,723)	(501)
Net increase from capital share transactions	148,182	649,060

[1]	Net of redemption fee proceeds of $17,384 and $99, respectively.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013

Net asset value, beginning of period	$9.80	$10.03	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.30	0.29	0.34	0.06
Net realized and unrealized gain (loss) on investments	0.28	(0.19)	0.46	(0.47)
Total from investment operations	0.58	0.10	0.80	(0.41)

Less Distributions:
From net investment income	(0.28)	(0.33)	(0.33)	(0.03)

Net asset value, end of period	$10.10	$9.80	$10.03	$9.56

Total return[2]	6.10%	0.96%	8.59%	(4.11)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$2,074,780	$1,003,028	$40,623	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.70%	1.94%	2.29%	2.37%	[4]
After fees waived and expenses absorbed	0.99%	0.99%	0.99%	0.99%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.41%	1.97%	2.10%	1.50%	[4]
After fees waived and expenses absorbed	3.12%	2.92%	3.40%	2.88%	[4]

Portfolio turnover rate	45%	38%	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013

Net asset value, beginning of period	$9.79	$10.02	$9.55	$10.00
Income from Investment Operations:
Net investment income[1]	0.23	0.21	0.26	0.04
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	0.46	(0.46)
Total from investment operations	0.52	0.03	0.72	(0.42)

Less Distributions:
From net investment income	(0.21)	(0.26)	(0.25)	(0.03)

Net asset value, end of period	$10.10	$9.79	$10.02	$9.55

Total return[2]	5.47%	0.23%	7.69%	(4.24)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$676,168	$294,068	$516	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.45%	2.69%	3.04%	3.12%	[4]
After fees waived and expenses absorbed	1.74%	1.74%	1.74%	1.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.66%	1.22%	1.35%	0.75%	[4]
After fees waived and expenses absorbed	2.37%	2.17%	2.65%	2.13%	[4]

Portfolio turnover rate	45%	38%	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013

Net asset value, beginning of period	$9.79	$10.02		$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.33	0.32		0.35	0.06
Net realized and unrealized gain (loss) on investments	0.29	(0.20)		0.46	(0.47)
Total from investment operations	0.62	0.12		0.81	(0.41)

Less Distributions:
From net investment income	(0.30)	(0.35)		(0.35)	(0.03)

Redemption fee proceeds[1]	0.01	-	[5]	-	-

Net asset value, end of period	$10.12	$9.79		$10.02	$9.56

Total return[2]	6.65%	1.22%		8.73%	(4.09)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$31,674,766	$30,587,345		$26,079,777	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.45%	1.69%		2.04%	2.12%	[4]
After fees waived and expenses absorbed	0.74%	0.74%		0.74%	0.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.66%	2.22%		2.35%	1.75%	[4]
After fees waived and expenses absorbed	3.37%	3.17%		3.65%	3.13%	[4]

Portfolio turnover rate	45%	38%		32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the  redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

AAM Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

Note 1 – Organization
AAM/Bahl & Gaynor Income Growth Fund (‘‘Bahl & Gaynor Income Growth” or “Bahl & Gaynor Income Growth Fund’’) and AAM Select Income Fund (formerly known as the AAM/Cutwater Select Income Fund) (“Select Income” or “Select Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Bahl & Gaynor Income Growth Fund’s primary investment objective is current and growing income and secondarily long-term capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013.

The Select Income Fund’s primary investment objective is to seek current income. The Fund currently offers three classes of shares: Class A, Class C and Class I. The Fund commenced investment operations on April 19, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2013-2015 and as of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Bahl & Gaynor Income Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub‐Advisor”) to manage the Bahl & Gaynor Income Growth Fund and pays the Sub‐Advisor from its advisory fees. Under the terms of the Agreement, the Select Income Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has engaged Cutwater Investor Services Corp. under the brand Insight Investment (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Funds’ advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Bahl & Gaynor Income Growth Fund's Class A, Class C and Class I Shares, respectively, and 0.99%, 1.74% and 0.74% of the average daily net assets of the Select Income Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2016, the Advisor recovered $243,083 of its previously waived advisory fees and other absorbed expenses for the Bahl & Gaynor Income Growth Fund. For the year ended June 30, 2016, the Advisor waived all of its fees and absorbed other expenses totaling $240,607 for the Select Income Fund. The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
2017	$252,577	$301,797
2018	51,145	254,571
2019	-	240,607
Total	$303,722	$796,975

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2016, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2016, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
Cost of investments	$268,218,825	$33,317,229

Gross unrealized appreciation	29,996,478	1,177,874
Gross unrealized depreciation	(4,599,318)	(472,022)

Net unrealized appreciation	$25,397,160	$705,852

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
Bahl & Gaynor Income Growth Fund	$-	$(218,757)	$218,757
Select Income Fund	$337	$13,528	$(13,865)

As of June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
Undistributed ordinary income	$459,241	$96,704
Undistributed long-term capital gains	-	-
Tax accumulated earnings	459,241	96,704

Accumulated capital and other losses	(6,965,414)	(442,287)
Unrealized appreciation (depreciation) on investments	25,397,160	705,852
Total accumulated earnings	$18,890,987	$360,269

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The tax character of the distributions paid during the fiscal years ended June 30, 2016, and June 30, 2015 were as follows:

	Bahl & Gaynor Income Growth Fund		Select Income Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$3,586,167	$1,609,579	$1,046,317	$954,790
Net long-term capital gains	886,527	185,639	-	-
Total distributions paid	$4,472,694	$1,795,218	$1,046,317	$954,790

At June 30, 2016, the Bahl & Gaynor Income Growth Fund had $4,390,530 of accumulated short term capital loss carryforward and $2,574,884 of accumulated long term capital loss carryforward. At June 30, 2016, the Select Income Fund had $296,423 of accumulated short term capital loss carryforward and $145,864 of accumulated long term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2016 and the year ended June 30, 2015, redemption fees were as follows:

	2016	2015
Bahl & Gaynor Income Growth Fund	$42,064	$68,288
Select Income Fund	17,384	99

Note 6 – Investment Transactions
For the year ended June 30, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Bahl & Gaynor Income Growth Fund	$160,698,209	$54,112,550
Select Income Fund	17,705,305	14,639,465

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% and 0.10%, respectively, for the Bahl & Gaynor Income Growth Fund and Select Income Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2016, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2016, in valuing the Funds’ assets carried at fair value:

Bahl & Gaynor Income Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$283,491,461	$-	$-	$283,491,461
Short-Term Investments	10,124,524	-	-	10,124,524
Total Investments	$293,615,985	$-	$-	$293,615,985

Select Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$2,598,162	$-	$2,598,162
Commercial Mortgage-Backed Securities	-	1,764,263	-	1,764,263
Corporate Bonds[1]	-	25,839,041	-	25,839,041
Municipal Bonds	-	411,000	-	411,000
U.S. Government and Agencies	-	2,060,526	-	2,060,526
Preferred Stocks	-	288,925	-	288,925
Short-Term Investments	1,061,164	-	-	1,061,164
Total Investments	$1,061,164	$32,961,917	$-	$34,023,081

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective July 1, 2016, Advisors Asset Management, Inc., the investment advisor to the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), has contractually agreed to reduce the limit on the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) by 0.17% to 1.23%, 1.98% and 0.98% of the average daily net assets of the Bahl & Gaynor Income Growth Fund’s Class A, Class C and Class I Shares, respectively.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the AAM Funds

We have audited the accompanying statements of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund (formerly AAM/Cutwater Select Income Fund) (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and with respect to AAM/Bahl & Gaynor Income Growth Fund the financial highlights for each of the three years in the period then ended and for the period July 5, 2012 (commencement of operations) to June 30, 2013, and with respect to AAM Select Income Fund the financial highlights for each of the three years in the period then ended and for the period April 19, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund as of June 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2016

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended June 30, 2016, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for dividends received deduction available to corporate shareholders of the Bahl & Gaynor Income Growth Fund.
Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, Bahl & Gaynor Income Growth Fund, designates income dividends of 100.00% as qualified dividend income paid during the fiscal year ended June 30, 2016.

Long-Term Capital Gain
The Bahl & Gaynor Income Growth Fund designates $886,527 as long term capital gain distribution.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	79	None.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM Bahl & Gaynor Income Growth Fund and AAM Select Income Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on March 8-10, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreements (each a “Sub-Advisory Agreement”) between the Trust and each of Bahl & Gaynor, Inc. (“Bahl & Gaynor”) and Insight Investment (“Insight” and together with Bahl & Gaynor, the “Sub-Advisors”) with respect to the AAM Bahl & Gaynor Income Growth Fund (the “Bahl & Gaynor Fund”) and AAM Select Income Fund (the “Select Income Fund”) series of the Trust, for an additional one-year term. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of each applicable Fund and its shareholders.

AAM Bahl & Gaynor Income Growth Fund, AAM Select Income Fund

Background
In advance of the meeting, the Board received information about the Bahl & Gaynor Fund and the Select Income Fund, and the relevant Fund Advisory Agreements from the Investment Advisor, the Sub-Advisors, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisors; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the relevant fund universe (the “Fund Universe”) for various periods ended December 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the relevant Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Bahl & Gaynor Fund’s return for the one-year period was higher than the median returns of the Peer Group and the Large Blend Fund Universe, but below the returns of the S&P 500 Index and the Russell 1000 Index (by 1.92% and 1.46%, respectively). The Fund’s annualized total return for the three-year period was below the S&P 500 Index return, the Russell 1000 Index return, the Fund Universe median return, and the Peer Group median return (by 3.91%, 3.79%, 2.69%, and 1.30%, respectively). The Trustees noted that Bahl & Gaynor does not expect the Fund to outperform during low-quality or speculative markets. The Trustees also noted the Investment Advisor’s observation that the biggest contributors to the returns of the Fund’s benchmark index were large growth stocks that do not pay dividends, while the Fund invests in companies with a dividend yield exceeding 2%, and that over the three-year period, dividend-paying stocks generally underperformed non-dividend paying stocks.

AAM Bahl & Gaynor Income Growth Fund and AAM Select Income Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

•	The Select Income Fund’s return for the one-year period was below the median returns of the Intermediate-Term Bond Fund Universe and the Peer Group, and the Barclays U.S. Credit Index return, by 1.07%, 0.67%, and 0.12%, respectively. The Trustees noted, however, that the total return for the three-month period was above the return of the Barclays U.S. Credit Index, the Peer Group median return, and the Fund Universe median return. The Trustees also noted the Investment Advisor’s explanation that the Fund’s underperformance was a result of its relatively large allocation to corporate bonds, which experienced widening spreads during the course of the fiscal year.

The Board also considered the overall quality of services provided by the Investment Advisor to each Fund. The Board considered the respective roles of the Investment Advisor and the Sub-Advisors, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Funds and oversees each Sub-Advisor with respect to the relevant Fund’s operations, including among other things monitoring the investment and trading activities of the Sub-Advisors, and monitoring each Fund’s compliance with its investment policies; and that each Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Bahl & Gaynor Fund’s investment advisory fees (gross of fee waivers) were the same as the Fund Universe median, and less than the Peer Group median. The total expenses (net of fee waivers) paid by the Fund were higher than the Peer Group and Fund Universe median expenses by 0.20% and 0.36%, respectively.
•	The Select Income Fund’s investment advisory fees (gross of fee waivers) were higher than the Fund Universe and Peer Group medians by 0.10% and 0.05%, respectively. The total expenses (net of fee waivers) paid by the Fund were above the Peer Group median by 0.14% and the Fund Universe median by 0.23%.

The Board also observed that the Investment Advisor does not offer either Fund’s strategy to other clients except through the Funds themselves, so they could not compare the fees charged to the Funds by the Investment Advisor to the fees charged to other clients.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Funds.

AAM Bahl & Gaynor Income Growth Fund and AAM Select Income Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

Profitability and Economies of Scale
The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended December 31, 2015, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses, and had not realized a profit, with respect to the Select Income Fund. In the case of the Bahl & Gaynor Fund, the Board determined that the Investment Advisor’s profit level was reasonable. The Board also considered the potential benefits (other than investment advisory fees) received by the Investment Advisor as a result of its relationship with each Fund, including the intangible benefits of its association with the Funds generally, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with each Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Bahl & Gaynor, Inc.

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by Bahl & Gaynor to the Bahl & Gaynor Fund. In doing so, the Board considered Bahl & Gaynor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of Bahl & Gaynor’s organization and operations, and its compliance structure. Certain information regarding the performance of the Bahl & Gaynor Fund is provided above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the services provided by Bahl & Gaynor to the Fund are satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by Bahl & Gaynor with respect to the Bahl & Gaynor Fund, which they noted was less than its standard fee schedule for managing other accounts using the same strategy. The Board noted that the Investment Advisor pays Bahl & Gaynor’s sub-advisory fees out of the Investment Advisor’s advisory fee, and considered the relative levels and types of services provided by Bahl & Gaynor and the Investment Advisor. The Board and the Independent Trustees concluded that the compensation payable to Bahl & Gaynor under its Sub-Advisory Agreement was fair and reasonable in light of the services provided by Bahl & Gaynor to the Fund.

Benefits to the Sub-Advisor
The Board also considered the benefits received by Bahl & Gaynor as a result of its relationship with Fund (other than sub-advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of Bahl & Gaynor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Insight Investment

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by Insight to the Select Income Fund. In doing so, the Board considered Insight’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of Insight’s organization and operations, and its compliance structure. Certain information regarding the performance of the Select Income Fund is provided above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the services provided by Insight to the Fund are satisfactory.

AAM Bahl & Gaynor Income Growth Fund and AAM Select Income Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by Insight with respect to the Select Income Fund, which they noted was the same as Insight’s fee charged to manage another account using the same strategy (for asset levels up to $100 million) and another mutual fund. The Board also considered that the Investment Advisor pays Insight’s sub-advisory fees out of the Investment Advisor’s advisory fee, and considered the relative levels and types of services provided by Insight and the Investment Advisor. The Board and the Independent Trustees concluded that the compensation payable to Insight under its Sub-Advisory Agreement was fair and reasonable in light of the services provided by Insight to the Fund.

Benefits to the Sub-Advisor
The Board also considered the benefits received by Insight as a result of its relationship with the Select Income Fund (other than sub-advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of Insight’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the applicable Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

AAM Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bahl & Gaynor Income Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/16	6/30/16	1/1/16 – 6/30/16
Class A	Actual Performance	$1,000.00	$1,083.70	$7.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.91	7.02
Class C	Actual Performance	1,000.00	1,079.90	11.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.18	10.76
Class I	Actual Performance	1,000.00	1,086.00	5.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.78

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees and absorbed expenses. Assumes all dividends and distributions were reinvested.

AAM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2016 (Unaudited)

Select Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/16	6/30/16	1/1/16 – 6/30/16
Class A	Actual Performance	$1,000.00	$1,070.10	$5.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.93	4.98
Class C	Actual Performance	1,000.00	1,066.60	8.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.19	8.74
Class I	Actual Performance	1,000.00	1,072.20	3.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	3.73

*
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund
AAM Select Income Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor
Bahl & Gaynor, Inc.
255 East Fifth Street, Suite 2700
Cincinnati, Ohio 45202

Sub-Advisor
Insight Investment
200 Park Avenue, 7th Floor
New York, New York 10166

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162
AAM Select Income Fund - Class A	CPUAX	46141P 883
AAM Select Income Fund - Class C	CPUCX	46141P 875
AAM Select Income Fund - Class I	CPUIX	46141P 867

Privacy Principles of the AAM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 966-9661. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AAM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$30,500	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2016